                                                                    Exhibit 99.1
                                                                    ------------


                              EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT (the "Agreement") entered into as of September 30, 1999, is by and among TELESCIENCES, INC., a Delaware corporation (the "Company"), SECURITY SERVICES PLC, a company organized under the laws of England and Wales ("Securicor") and Securicor Communications Limited, a company organized under the laws of England and Wales, and an indirect subsidiary of Securicor (the "Subsidiary").

                                  WITNESSETH:

     WHEREAS, Securicor, through the Subsidiary, owns 3,476,900 shares (the "Exchange Common Shares") of the common stock, $0.01 par value, of the Company (the "Common Stock"); and

     WHEREAS, Securicor and the Company have agreed that the Subsidiary will surrender to the Company the Exchange Common Shares, and the Company will issue to the Subsidiary, in exchange for each Exchange Common Share, one share of the Series A Preferred Stock of the Company (the "Preferred Stock"), which shall be non-convertible, non-participating and shall bear no dividend, and shall otherwise have the rights and preferences more particularly set forth on the Certificate of Designation of Preferences and Rights of Series A Preferred Stock attached as Exhibit A hereto (the "Certificate of Designation").
            ---------

     NOW, THEREFORE, in mutual consideration of the premises and the respective representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE I - EXCHANGE

     1.1  Items to be Exchanged.  Contemporaneously with the execution of this
          ---------------------
Agreement, the Subsidiary is surrendering to the Company stock certificates evidencing the Exchange Common Shares, together with a stock power executed by the Subsidiary, and, in exchange, and for no additional consideration except as specifically set forth herein, the Company is delivering to the Subsidiary a stock certificate evidencing an equal number of shares of the Preferred Stock (collectively, the "Issued Preferred Shares"). The Subsidiary is also delivering an executed irrevocable proxy in the form attached as Exhibit B
                                                                 ---------
hereto to vote in favor of an amendment to the Company's Certificate of Incorporation to effect a one-for-four reverse split of the Common Stock.

          ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Securicor and the Subsidiary as follows:

     2.1  Corporate Status.  The Company is a corporation duly organized,
          ----------------
validly existing and subsisting under the laws of the State of Delaware and has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement.

     2.2  Authorization; Absence of Conflicts.  The Company has full legal
          -----------------------------------
right, power and authority to enter into and perform its obligations under this Agreement without the consent or approval of any other person, firm, governmental or regulatory agency or other legal entity. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with (a) the Certificate of Incorporation or Bylaws of the Company, as amended, (b) any material agreement to which the Company or any of its subsidiaries is a party or by which any of them or their properties is bound, or constitute a default thereunder, or result in the creation or imposition of any lien, charge, security interest, or encumbrance of any nature upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any such agreement or instrument, or (c) violate any provision of law or any applicable judgment, ordinance, rule, regulation or order of any court or governmental or regulatory agency. The officer executing this Agreement is duly authorized to act on behalf of the Company.

     2.3  Filing of Certificate of Designation.  The Certificate of Designation
          ------------------------------------
has been filed with the Secretary of State of the State of Delaware.

     2.4  Validity and Binding Effect.  This Agreement is the legal, valid and
          ---------------------------
binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the effect of bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.

     2.5  Validity of Issued Preferred Shares.  The Issued Preferred Shares have
          -----------------------------------
been duly and validly authorized, and when issued and delivered in exchange for the Exchange Common Shares, will be duly and validly issued, fully paid and non-assessable. The Issued Preferred Shares will not be subject to any preemptive or other right to subscribe for or purchase such shares. Upon surrender of the Exchange Common Shares and delivery of the Issued Preferred Shares in accordance with this Agreement, the Subsidiary will have good and marketable title to the Issued Preferred Shares, free and clear of any restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

     2.6  Exemption from Registration.  The issuance by the Company of the
          ---------------------------
Issued Preferred Shares is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

                 ARTICLE III - REPRESENTATIONS AND WARRANTIES
                        OF SECURICOR AND THE SUBSIDIARY

     Securicor and the Subsidiary hereby jointly and severally represent and warrant to the Company as follows:

     3.1  Organizational Status. Securicor is a company duly organized, validly
          ---------------------
existing and in good standing under the laws of the jurisdiction of its formation. The Subsidiary is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Each of Securicor and the Subsidiary has the organizational power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement, as applicable.

     3.2  Authorization.  Each of Securicor and the Subsidiary has full legal
          -------------
right, power and authority to enter into and perform its obligations under this Agreement without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement and the performance by each of Securicor and the Subsidiary of its obligations hereunder are within the organization powers of Securicor and the Subsidiary, as the case may be, and have been duly authorized by all necessary organizational action properly taken, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with (a) the organizational documents of Securicor or the Subsidiary, (b) any material agreement to which Securicor or the Subsidiary, or any of the subsidiaries of either, is a party or by which either of them, or any of their subsidiaries, or any of their respective properties is bound, or constitute a default thereunder, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature upon any of the property or assets of Securicor or the Subsidiary, or any of their respective subsidiaries, pursuant to the terms of any such agreement or instrument, (c) any agreement to which Securicor or the Subsidiary, or any of their respective subsidiaries, is a party or by which either of them, or any of their respective subsidiaries, is bound, which agreement specifically concerns the Exchange Common Shares, or constitute a default thereunder or (d) violate any provision of law or any applicable judgment, ordinance, regulation or order of any court or governmental agency. The persons executing this Agreement on behalf of Securicor and the Subsidiary are duly authorized to act on behalf of Securicor and the Subsidiary, respectively.

     3.3  Validity and Binding Effect.  This Agreement is the legal, valid and
          ---------------------------
binding obligation of each of Securicor and the Subsidiary, enforceable against both in accordance with its terms, except as such enforceability may be limited by the effect of bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.

     3.4  Ownership of Securities.  The Subsidiary is the sole legal and
          -----------------------
beneficial owner of the Exchange Common Shares and has good and marketable title to the Exchange Common Shares, free and clear of any restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever. Upon surrender of the Exchange Common Shares by the Subsidiary, in exchange for the Issued Preferred Shares in accordance with this Agreement, the Company will have good and marketable title to the Exchange Common Shares, free and clear of any restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

     3.5  Underwriter Status.  The Subsidiary is not acquiring the Issued
          ------------------
Preferred Shares with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

     3.6  Restricted Shares.  Securicor and the Subsidiary understand that the
          -----------------
Issued Preferred Shares have not been registered under the Securities Act, or under any state securities or Blue Sky laws, and further acknowledge that the certificates for the Issued Preferred Shares will contain legends to that effect.

                        ARTICLE IV - CERTAIN COVENANTS

     4.1  Prohibition on Resale.  The Subsidiary shall not sell or otherwise
          ---------------------
dispose of the Issued Preferred Shares without the prior written agreement of the Company except in accordance with Section 6 of the Certificate of Designation.

     4.2  Letter of Credit.  Securicor has issued, prior to the date hereof, a
          ----------------
letter of credit securing the Company's obligations under its bank credit facility. Securicor hereby agrees to maintain the validity of such letter of credit upon the terms and conditions as are currently operative until the earlier of December 31, 2000 or the completion of a Strategic Transaction (as defined in Section 6(C)(3) of the Certificate of Designation); provided that, on or after June 30, 2000, Securicor may reduce the amount of such letter of credit to Two Million Dollars ($2,000,000). On the earlier of the date of completion of a Strategic Transaction or December 31, 2000, such letter of credit shall be terminated, and the Company, or its successor, shall repay all amounts due under the Credit Facility.

                           ARTICLE V - MISCELLANEOUS

     5.1  Expenses.  Securicor and the Company shall each bear its own costs and
          --------
expenses incurred in connection with the negotiation and formation of this Agreement and the consummation of the transactions contemplated hereby.

     5.2  Notices.  All communications provided for hereunder shall be in
          -------
writing and shall be delivered personally, or mailed by registered mail, or by prepaid overnight air courier, or by facsimile communication, in each case addressed:

          If to Securicor          Securicor PLC
          or the Subsidiary:       Sutton Park House
                                   15 Carshalton Road
                                   Sutton Surrey
                                   United Kingdom SM14LD
                                   Fax:  44 208 770 1145
                                   Attention: Nigel Griffith

          If to the Company:       Telesciences, Inc.
                                   4000 Midlantic Drive
                                   Mt. Laurel, NJ  08054
                                   Fax: (856) 866-2439
                                   Attention:  Andrew P. Maunder

or such other address as a party hereto may designate to the other in writing, which address (whether the one set forth above or so designated) shall be deemed to have been provided by the parties hereto for the purposes of Section 6(C)(6) of the Certificate of Designation; provided, however, that a notice sent by
                                   --------  -------
overnight air courier shall only be effective if delivered at a street address designated for such purpose by such person and a notice sent by facsimile communication shall only be effective if made by confirmed transmission at a telephone number designated for such purpose by such person or, in either case, as Securicor or the Company may designate to the other party in writing.

     5.3  Successors and Assigns.  Neither the Company, Securicor nor the
          ----------------------
Subsidiary shall assign any of its rights nor delegate any of its duties under this Agreement, by operation of law or otherwise, without the prior express written consent of the other party; except that the Company may assign its rights and delegate its duties under this Agreement to its successor in a Strategic Transaction without the consent of, or prior notice to, Securicor or the Subsidiary. Upon any assignment pursuant to this Section 5.3, this Agreement shall be binding upon such assignee.

     5.4  Obligations and Liabilities of the Subsidiary.  Securicor shall cause
          ---------------------------------------------
the Subsidiary to fulfill all of its obligations hereunder and Securicor shall be liable for any breach by the Subsidiary of any provision of this Agreement.

     5.5  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made by the Company, Securicor and the Subsidiary under this Agreement shall survive the exchange being effectuated pursuant to this Agreement.

     5.6  Severability.  Should any part of this Agreement for any reason be
          ------------
declared invalid or unenforceable, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this

Agreement without including therein any such part, parts or portion which may for any reason, be hereafter declared invalid or unenforceable.

     5.7  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the law of the State of Delaware, without regard to its conflict of law rules.

     5.8  Captions; Counterparts.  The descriptive headings of the various
          ----------------------
Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.9  Entire Agreement.  This Agreement constitutes the entire agreement of
          ----------------
the parties with regard to the subject matter of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.


                                        TELESCIENCES, INC.


                                        By:  /s/ Andrew P. Maunder
                                             _________________________________
                                             Name:  Andrew P. Maunder
                                             Title: President


                                        SECURITY SERVICES PLC


                                        By:  /s/ N. Griffith
                                             _________________________________
                                             Name:  N. Griffith
                                             Title: Director


                                        SECURICOR COMMUNICATIONS LIMITED


                                        By:  /s/ M.G. Wilkenson
                                             _________________________________
                                             Name:  M.G. Wilkenson
                                             Title: Director

                   CERTIFICATE OF DESIGNATION OF PREFERENCES
                    AND RIGHTS OF SERIES A PREFERRED STOCK

                                      of

                              TELESCIENCES, INC.

          Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the undersigned officer of Telesciences, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors on September 24, 1999 adopted the following resolution creating a series of 3,476,900 shares of Preferred Stock designated as Series A Preferred Stock:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          Section 1.  Designation, Par Value and Amount.  The shares of such
                      ---------------------------------
series shall be designated as "Series A Preferred Stock," shall have a par value of $0.01 per share, and the number of shares constituting such series shall be 3,476,900.

          Section 2.  Dividends and Distributions.  The holders of shares of
                      ---------------------------
Series A Preferred Stock shall not be entitled to receive any dividends with respect to such shares.

          Section 3.  Voting Rights.  The shares of Series A Preferred Stock
                      -------------
shall not have any voting rights (including without limitation any right to vote with respect to mergers to which the Corporation is a party) except as provided by law.

          Section 4.  Reacquired Shares; Additional Issuances.  Any shares of
                      ---------------------------------------
Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          Section 5.  Liquidation, Dissolution or Winding Up.
                      --------------------------------------

                    (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation (it being specifically acknowledged that a merger shall not constitute such a liquidation, dissolution or winding
up), no distribution shall be made to the holders of shares of stock ranking junior (upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the Designated Price per Share as defined in Section 6. Following the payment in full of such amount, holders of Series A Preferred Stock shall not be entitled to any further participation in any assets of the Corporation.

                    (B) For purposes of this Section 5, the Series A Preferred Stock shall be deemed senior (upon liquidation, dissolution or winding up) to all existing capital stock of the Corporation and any capital stock of the Corporation issued after the date of issuance of the Series A Preferred Stock.

          Section 6.  Put Option; Mandatory Redemption.  The holders of Series A
                      --------------------------------
Preferred Stock shall have the following redemption rights and obligations:

                    (A)  Put Option. Any holder of Series A Preferred Stock
                         ----------
shall have the option (the "Put Option"), without the payment of any additional consideration, to require the Company to purchase from such holder the shares of Series A Preferred Stock held by such holder at the Designated Price per Share (as defined below), by exercising the Put Option in accordance with the terms of this Section 6.

                    (B)  Mandatory Redemption. The Corporation shall have the
                         --------------------
right (the "Redemption Right") to require the holder of the Series A Preferred Stock to sell to the Corporation the shares of Series A Preferred Stock held by such holder by exercising the Redemption Right in accordance with the terms of this Section 6.

                    (C)  Terms Applicable to Put Option and Redemption Right.
                         ---------------------------------------------------

                         (1)  Exercise of Put Option or Redemption Right. The
                              ------------------------------------------
Put Option may be exercised by the holder, by written notice, one time in the aggregate, but not from time to time, in full but not in part, upon the earlier of (i) the completion by the Corporation of a Strategic Transaction (as defined below) or (ii) December 31, 2000. The Redemption Right may be exercised by the Corporation, without prior notice, one time in the aggregate, but not from time to time, in full but not in part, upon the earlier of (i) the completion by the Corporation of a Strategic Transaction or (ii) December 31, 2000.

                         (2)  Designated Price. The "Designated Price per Share"
                              ----------------
of the Series A Preferred Stock shall equal: (I) if payment is made pursuant to subsections 6(C)(5)(i), (ii) or (iii) below, the greater of (a) Twenty-Five Cents ($0.25) or (b) fifty percent (50%) of the per share valuation of the Common Stock at which the Strategic Transaction is consummated as determined by the Corporation's Board of Directors in its reasonable discretion; or (II), if payment is made pursuant to subsection 6(C)(5)(iv) below, the greater of (a) Twenty-Five Cents ($0.25) or (b) seventy-five percent (75%) of the per share valuation of the Common Stock at which the Strategic Transaction is consummated as determined by the Corporation's Board of Directors in its reasonable discretion; provided that, in any event, if no Strategic Transaction is consummated prior to December 31, 2000, the Designated Price shall equal Twenty-Five Cents ($0.25). The foregoing shall be subject to adjustment upon a stock split; for example, if the Corporation effects a one for four reverse split of its Common Stock, the amounts determined pursuant to subclause (C)(2)(I)(a) or (C)(2)(II)(a) and the immediately preceding proviso would not change, but the amount determined pursuant to subclause (C)(2)(I)(b) would equal fifty (50%) of one-quarter (1/4) of the per share valuation of the Common Stock at which the Strategic Transaction is consummated; accordingly, if, after such stock split, the holders of the Corporation's Common Stock received Four Dollars ($4.00) per share pursuant to a Strategic Transaction completed prior to December 31, 2000, the Designated Price per Share under subclause (C)(2)(I) would equal Fifty Cents ($.50).

                         (3)  Strategic Transaction. A "Strategic Transaction"
                              ---------------------
shall mean (i) the sale by the Corporation of all, or substantially all, of the assets of the Corporation; (ii) the merger of the Corporation with or into another entity; or (iii) a tender offer accepted by at least the holders of a majority of the Corporation's then outstanding Common Stock.

                         (4)  Method of Exercise.
                              ------------------

                              (X)  Put Option. Along with written notice of the
                                   ----------
exercise of the Put Option, the holder giving such notice shall provide to the Corporation certificates for the shares of the Series A Preferred Stock covered by such notice. Such certificates shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such registered holder's attorney duly authorized in writing.

                              (Y)  Redemption Right. Upon the receipt by the
                                   ----------------
holder of written notice by the Corporation of the exercise of the Redemption Right and payment in full of the consideration relating thereto, the holder shall provide to the Corporation, as promptly as practicable, certificates for the shares of the Series A Preferred Stock covered by such notice. Such certificates shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or such registered holder's attorney duly authorized in writing.

                         (5)  Methods of Payment. Payment with respect to the
                              ------------------
Put Option or the Redemption Right shall be made, at the sole option of the Corporation or its successor in a Strategic Transaction (except as provided in subclause (iv) below), by (i) bank treasurer's check or bank cashier's check,
(ii) a wire transfer of immediately available funds to an account specified by the holder to the Corporation, (iii) if the Note Conditions (as defined at the end of this subsection) are met, delivery of a promissory note of the Corporation or its successor pursuant to a Strategic Transaction, in the form attached as Annex A hereto (or in such other form (with such other terms) to
            -------
which the holder and Corporation agree in writing), or (iv) if the Note Conditions are not met, and if so agreed in writing by the Corporation and the holder, delivery of a one-year promissory note of the Corporation or its successor pursuant to a Strategic Transaction, in the form attached as Annex A
                                                                       -------
hereto (or in such other form (with such other terms) to which the holder and Corporation agree in writing); in each case in the aggregate amount of the Designated Price per Share for all of the shares of Series A Preferred Stock being purchased by the Corporation, or by any other means as are agreed to by the holder and the Corporation. In the case of the exercise by the holder of the Put Option, such payment shall occur no later than ten days after exercise of the Put Option in accordance with the foregoing. In the case of the exercise by the Corporation of the Redemption Right, the Corporation shall transmit such payment along with its notice to the holder of the exercise of the Redemption Right. The "Note Conditions" are: (X) the promissory note issued pursuant to subsection 6(C)(5)(iii) above has a maturity date not later than March 31, 2000; (Y) the interest rate per annum on such note is at least eight percent (8%) and (Z) the Designated Price per Share is at least Seventy-Five Cents ($0.75).

                    (6)  Effectiveness.
                         -------------

                         (X)  Put Option. The purchase by the Corporation of the
                              ----------
shares of Preferred Stock pursuant to the exercise of the Put Option shall be effective, and the shares so purchased shall be deemed no longer outstanding, upon the delivery of a check or promissory note (if payment by promissory note is permitted under subsection 6(C)(5)(iii) or (iv) above) in the full amount required by this Section 6 in accordance with subclause 5(i), 5(iii) or 5(iv), as applicable, to Federal Express, DHL or another similarly recognized international courier for delivery to the holder at an address specified by the holder for such purpose or upon the initiation of a wire transfer to an account specified in accordance with subclause 5(ii); provided that, if such purchase takes place at or about the time of a Strategic Transaction, the effective time of such purchase may be designated by the Corporation, in its sole discretion, to occur immediately prior to, simultaneously with or immediately after the consummation of a Strategic Transaction.

                         (Y)  Redemption Right. The purchase by the Corporation
                              ----------------
of the shares of Series A Preferred Stock pursuant to the exercise of the Redemption Right shall be effective, and the shares so purchased shall be automatically deemed no longer outstanding, without any requirement of delivery of prior notice to the holder, upon the delivery of a check or promissory note (if payment by promissory note is permitted under subsection 6(C)(5)(iii) or (iv) above) in the full amount required by this Section 6 in accordance with subclause 5(i), 5(iii) or 5(iv), as applicable, to Federal Express, DHL or another similarly recognized international courier for delivery to the holder at an address specified by the holder for such purpose or upon the initiation of a wire transfer to an account specified in accordance with subclause 5(ii); provided that, if such purchase takes place at or about the time of a Strategic Transaction, the effective time of such purchase may be designated by the Corporation, in its sole discretion, to occur immediately prior to, simultaneously with or immediately after the consummation of a Strategic Transaction.

          Section 7.  No Redemption.  The shares of Series A Preferred Stock
                      -------------
shall not be redeemable, except as provided in Section 6.

          Section 8.  No Other Rights.  The shares of Series A Preferred Stock
                      ---------------
shall not have any voting powers, conversion rights or other special rights except as specifically set forth herein.

          IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 30th day of September, 1999.

                              TELESCIENCES, INC.


                              By: /s/ Andrew P. Maunder
                                  _____________________________
                                  Name:  Andrew P. Maunder
                                  Title: President
Attest:

/s/ Frances Penfold
_____________________________
Secretary

                                    ANNEX A
                                    -------

                                PROMISSORY NOTE


$____________                                                 ____________, ____


          FOR VALUE RECEIVED, _________________________ (the "Company") hereby promises to pay to ______________________ (the "Payee") the principal amount of _______________________ Dollars ($________) one year from the date hereof.
[Interest on the principal balance at the rate of __ percent (__%) per annum shall be paid on the date the principal payment is due.]

          The principal and interest shall be paid at _________________ or such other address as the Payee shall specify in writing.

          The Company may at any time and from time to time prepay all or any portion of the principal sum of this Note without penalty or premium.

          The Company hereby waives presentment, demand, protest, notice of protest and all other demands or notices of any sort in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note, except as specifically provided herein.

          This Note is made and delivered in and shall be governed by the laws of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has caused this Note to be executed the day and year first above written.

                              [Company]



                              By:  _________________________
                                   Name:
                                   Title:

Exhibit B
---------

                              Telesciences, Inc.

                                 COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY -- SPECIAL MEETING OF STOCKHOLDERS - OCTOBER 14, 1999


     The undersigned, a holder of Common Stock of Telesciences, Inc., a Delaware corporation (the "Company"), does hereby appoint Andrew P. Maunder and Frances Penfold, or any one of them acting in the absence of the other, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, 22/nd/ Floor, Philadelphia, Pennsylvania 19103, on Thursday, October 14, 1999, at 10:00 A.M. (local time), and at any adjournment(s), or postponement(s) thereof. In recognition of the fact that this proxy is given pursuant to an Exchange Agreement among the Company, Securicor PLC and the undersigned, this proxy is coupled with an interest and is irrevocable.

     The undersigned hereby instructs said proxies or their substitutes:

1. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A ONE-FOR-FOUR REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK OF THE COMPANY.

         FOR  [ ]            AGAINST [ ]            ABSTAIN [ ]


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



          (Continued and to be signed on reverse side)

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN.

     The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders and Proxy Statement, both dated September 27, 1999.


                              Dated: __________________, 1999


                              _______________________________
                                    Signature

                              _______________________________
                                    Signature



                              NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.

                                      -14-